EXHIBIT 32.1

APEX 1, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of APEX 1, INC. (the Registrant) on Form 10-Q for the period  ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andrew J. Zagorski, Chief  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Andrew J. Zagorski and will be retained by APEX 1, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  May 19, 2014

/s/ Andrew J. Zagorski

Andrew J. Zagorski

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

APEX 1, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of APEX 1, INC. (the Registrant) on Form 10-Q for the period  ended March 31, 2014 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Andrew J. Zagorski, Chief Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Andrew J. Zagorski and will be retained by APEX 1, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 19, 2014

/s/ Andrew J. Zagorski

Andrew J. Zagorski

Chief Financial Officer

(Principal Financial Officer)